Willamette Industries, Inc.

                             Underwriting Agreement




To:  The Representatives                                      ------------, 1998
     named in Schedule I
     hereto of the Under-
     writers named in
     Schedule II hereto


Dear Sirs:

         Willamette Industries, Inc., an Oregon corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the principal amount of its senior debt securities identified in Schedule I hereto (the "Securities"), to be issued under an indenture (the "Indenture") dated as of January 30, 1993, between the Company and The Chase Manhattan Bank, as trustee (the "Trustee"). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives," as used herein shall each be deemed to refer to such firm or firms.

         1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter that:

         (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and has filed with the Commission a registration statement on such form (file number 333-32647), which has become effective, for the registration under the Act of the Securities. Such registration statement as amended through the date of this Agreement meets the requirements set forth in Rule 415(a) under the Act and complies in all other material respects with said rule. The Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement to the form of prospectus included in such registration statement relating to the Securities and the plan of distribution thereof. The Company has previously advised you of such other information (financial and other) with respect to the Company as is expected to be included therein. Such registration statement, including the exhibits thereto, as amended through the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Basic Prospectus" and such supplemented form of prospectus, in the form it shall be filed with the Commission


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     pursuant to Rule 424 (including the Basic Prospectus as so supplemented) is hereinafter called the "Final Prospectus." Any reference herein to the Registration Statement, the Basic Prospectus, or the Final Prospectus shall be deemed to include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 that were filed under the Securities Exchange Act of 1934 (the "Exchange Act") on or before the date of this Agreement, the Basic Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or
     "supplement"  with  respect  to  the  Registration  Statement,   the  Basic
     Prospectus or the Final Prospectus shall be deemed to include (in addition to any other amendment or supplement) the filing of any document under the Exchange Act after the date of this Agreement, the Basic Prospectus or the Final Prospectus, as the case may be, which is incorporated therein by reference.

         (b) At the effective date of the Registration Statement, at the date hereof, at the date the Final Prospectus is first filed pursuant to Rule 424 under the Act, at any date prior to the Closing Date (as hereinafter defined) when any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), and at the date any supplement to the Final Prospectus is filed with the Commission and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Final
     Prospectus, as amended or supplemented as of any such time, and the Indenture complied or will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the Exchange Act and the respective rules thereunder and (ii) neither the Registration Statement, as amended as of any such time, nor the Final Prospectus, as amended or supplemented as of any such time, contained or will contain any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to (x) that part of the Registration Statement, if any, that shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (y) the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement and the Final Prospectus.

         (c) The Company has furnished to the Representatives a copy of the Registration Statement as originally filed and of each amendment thereto, each document incorporated therein by reference, each consent and exhibit filed therewith and each supplement to the Basic Prospectus heretofore filed with the Commission.

         2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule I the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II except that, if Schedule I provides for the sale of


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Securities pursuant to delayed delivery  arrangements,  the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto, less the respective amounts of "Contract Securities" (as hereinafter defined) determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to delayed delivery contracts are herein sometimes called "Contract Securities."

         If so provided in Schedule I, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of
Schedule III but with such changes therein as the Company may authorize or approve. As compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I of the principal amount of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The entering into of Delayed Delivery Contracts arranged by the Underwriters shall in each case be subject to the Company's approval and acceptance. Except as the Company may otherwise agree, each Delayed Delivery Contract must be for not less than the minimum principal amount set forth in
Schedule I and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in
Schedule II, except to the extent that the Representatives determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II hereto, less the aggregate principal amount of Contract Securities, and provided, further, that the Securities shall be issued in authorized denominations only.

         3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made at the office, on the date and at the time specified in
Schedule I, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 7 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment, by the several Underwriters through the Representatives, of the purchase price to or upon the order of the Company in the funds specified in
Schedule I. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days prior to the Closing Date.


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         The  Company  will  have the  Underwriters'  Securities  available  for inspection, checking and packaging by the Representatives in the city in which delivery and payment is to occur, not later than 1 p.m., on the business day prior to the Closing Date.

         4. Agreements. The Company agrees with the several Underwriters that:

         (a) Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus) to the Basic Prospectus unless the Company has furnished the Representatives a copy for review prior to filing and will not file any such proposed amendment or supplement to which the Representatives reasonably object. Subject to the foregoing sentence, the Company will file the Final Prospectus with the Commission pursuant to Rule 424 no later than the second business day following the earlier of the determination of the offering price of the Securities or the date it is first used after effectiveness in connection with a public offering or sales or will cause the Final Prospectus to be transmitted to the Commission for filing pursuant to Rule 424 by a means reasonably calculated to result in filing with the Commission by that date. The Company will promptly advise the Representatives when the Final Prospectus shall have been transmitted to the Commission for filing pursuant to Rule 424, and, until the termination of the offering of the Securities, (i) when any amendment to the Registration Statement relating to the Securities shall have become effective, (ii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

         (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if at any time it shall be necessary to amend or supplement the Registration Statement or the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

         (c) The Company will make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter (or if the fiscal quarter is the


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



     fourth fiscal quarter, not later than 90 days after the end of such 12-month period) of the Company which ends after the later of (i) the effective date of the Registration Statement, (ii) the effective date of the most recent post-effective amendment to the Registration Statement immediately preceding the Closing Date and (iii) the date of filing of the Company's most recent annual report on Form 10-K immediately preceding the Closing Date, an earnings statement (which need not be audited) of the Company and its subsidiaries, covering such 12-month period, which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

         (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of the Final Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request. The Company will pay the expenses of printing all documents relating to the offering.

         (e) The Company will use its best efforts to arrange for qualification of the Securities for sale under the laws of such domestic jurisdictions as the Representatives may reasonably designate, will maintain such qualifications in effect so long as reasonably required for the distribution of the Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors; provided, however, that the Company will not be required to qualify to do business in any jurisdiction where it is not now qualified or to take any action which would subject it to general or unlimited service of process where it is not now subject to such service of process.

         (f) Until the business day following the Closing Date, the Company will not, without the consent of the Representatives, offer or sell, or announce the offering of, any debt securities (other than the Securities) having a maturity of more than one year.

         (g) The Company will pay all expenses incident to the performance of its obligations under this Agreement, and will reimburse the Underwriters for any expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with qualification of the Securities for sale and determination of their eligibility for investment pursuant to paragraph (e) of this Section 4 and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Securities and for expenses reasonably incurred in distributing prospectuses to the Underwriters.

         5. Conditions to the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof and as of the Closing Date, to the accuracy of the statements of officers of the Company made in any certificates pursuant to the provisions hereof, to the performance and


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observance by the Company of all covenants and  agreements  herein  contained on its part to be performed and observed and to the following additional conditions precedent:

         (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued, no proceedings for that purpose shall have been instituted or threatened and to the knowledge of the Company or any Underwriter, no such proceeding shall be contemplated by the Commission.

         (b) The Company shall have furnished to the Representatives an opinion of Miller, Nash, Wiener, Hager & Carlsen LLP, counsel for the Company, dated as of the Closing Date to the effect that:

              (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Oregon, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus (as amended and supplemented);

              (ii) the Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, fraudulent transfer, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and to general equitable principles); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

              (iii) the Registration Statement and any amendments thereto have become effective under the Act; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued, no proceedings for that purpose have been instituted or threatened or are contemplated; and the Registration Statement, the Final Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates complied as to form in all material respects with the applicable requirements of the Act, the Exchange Act, the Trust Indenture Act, and the respective rules thereunder; the descriptions in the Registration Statement and the Final Prospectus of the Securities and of legal or governmental proceedings and contracts fairly present the information required to be shown; and, to the knowledge of such counsel, there are no legal or governmental proceedings required to be described in the Final Prospectus which are not described as required, nor are there any contracts of a character required to be described in the Registration Statement or the Final Prospectus or to be filed as an exhibit to the Registration Statement


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         which are not described or filed as required;  provided,  however, that such counsel need express no opinion as to the financial statements or other financial or statistical data information contained in the Registration Statement, the Final Prospectus or any amendment or supplement thereto;

              (iv) this Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;

         In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the
     Company, representatives of the Representatives, and counsel for the Representatives, at which the contents of the Registration Statement and the Final Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Final Prospectus (except for those made under the captions "Description of Securities" in the Registration Statement and "Description of the Debentures" and "Underwriting" in the Final Prospectus, insofar as they relate to the provisions of documents therein described) and on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel in the course of their representation of the Company that have led them to believe that either the Registration Statement or any amendment thereto at the time the Registration Statement or amendment became effective and at the Closing Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, as amended or supplemented as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion or belief with respect to the financial statements, financial schedules and other financial and statistical data included in the Registration Statement, Final Prospectus or any amendment or supplement thereto).

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Oregon or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to the Representatives, and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

         (c) The Representatives shall have received from Sullivan & Cromwell, counsel for the Underwriters, such opinion or opinions, dated as of the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus and other related matters as the


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     Representatives  may  reasonably  require,   and  the  Company  shall  have
     furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, such counsel may rely as to the incorporation of the Company and all matters governed by Oregon law, upon the opinion referred to in Section 5(b) above.

         (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the President and Chief Executive Officer or an Executive Vice President and the principal financial or accounting officer of the Company, dated as of the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus and this Agreement and that, to the best of the signers' knowledge, after reasonable investigation:

              (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

              (ii)  no  stop  order   suspending   the   effectiveness   of  the
         Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and

              (iii) since the date of the most recent financial statements included or incorporated in the Final Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries (taken as a whole), whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Final Prospectus.

         (e) At the Closing Date, KPMG Peat Marwick LLP shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the applicable published rules and regulations thereunder and that the response, if any, to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

              (i) in their opinion the audited financial statements and financial statement schedules included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the published rules and regulations thereunder with respect to financial statements and financial statement schedules;


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              (ii) on the basis of a reading of the latest  unaudited  financial statements made available by the Company and its subsidiaries, carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the items set forth in such letter, a reading of the minutes of the meetings of the shareholders, directors and executive committee of the Company, and inquiries of certain officials of the Company who have responsibility
         for   financial  and   accounting   matters  of  the  Company  and  its
         subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements incorporated in the Registration Statement and the Final Prospectus, nothing came to their attention which caused them to believe:

                  (1)  the  unaudited  financial   statements  included  in  the
              Company's quarterly reports on Form 10-Q incorporated by reference in the Registration Statement and the Final Prospectus, if any, do not comply as to form in all material respects with the accounting requirements of the Exchange Act and the published rules and regulations thereunder applicable to Form 10-Q or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements incorporated in the Registration Statement and the Final Prospectus (except as to matters of presentation and disclosure as permitted by Form 10-Q); or

                  (2) the amounts in the "Selected  Consolidated Financial Data"
              included or incorporated in the Registration Statement and the Final Prospectus do not agree with the corresponding amounts in the financial statements from which such amounts were derived or were not determined on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus or do not agree with the accounting records of the Company and its subsidiaries; or

                  (3) with respect to the period  subsequent  to the date of the most recent financial statements incorporated in the Registration Statement and the Final Prospectus, at a specified date not more than five business days prior to the date of the letter there were any changes in the capital stock (other than as a result of awards or amortization of restricted stock and the exercise of stock options granted under employee stock option plans of the Company), long-term debt or short-term debt of the Company and its consolidated subsidiaries (other than changes which in the aggregate do not exceed 5 percent of the sum of the long-term debt and short-term debt of the Company and its consolidated subsidiaries as shown on the most recent balance sheet included or incorporated in the Registration Statement and the Final
              Prospectus), or as of the date of the latest available consolidated balance sheet read by such accountants there were any decreases in net


                                      - 9 -
                                                                    EXHIBIT 99.1
              current assets or net assets of the Company and its consolidated subsidiaries, in each case as compared with the corresponding amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent financial statements incorporated in the Registration Statement and the Final Prospectus to the date of the latest available consolidated income statement read by such accountants there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales, net operating income, the ratio of earnings to fixed charges or the total or per share amounts of income before extraordinary items or of net income, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

              (iii) they have performed certain other specified procedures as a result of which they determined that certain information identified in
         Schedule I of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) included or incorporated in the Registration Statement and the Final Prospectus as amended or supplemented, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

              (iv) if unaudited pro forma financial statements are included or incorporated in the Registration Statement and the Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

     In addition, promptly following the execution of this Agreement and before the filing of the Final Prospectus, KPMG Peat Marwick LLP shall have furnished to the Representatives a letter or letters (which may refer to one or more letters previously delivered to the Representatives), dated as of the date of this Agreement, in form and substance satisfactory to the Representatives, to the effect set forth in the introductory paragraph to this paragraph (e), and, to the extent referring to information included or incorporated in the Registration Statement as amended or


                                     - 10 -
                                                                    EXHIBIT 99.1
     supplemented to the date of such letter, to the effect set forth in subparagraphs (i), (ii) and (iii) of this paragraph.

         (f) Subsequent to the date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Company or its subsidiaries which, in the judgment of the Representatives, materially impairs the investment quality of the Securities or (ii) any downgrading in the rating of the Company's debt securities by any "nationally recognized statistical rating organization" as defined in Rule 436(g) under the Act, or any notice given by any such organization that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities, except for any such downgrading or notice given by Fitch Investors Service, L.P.

         (g) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

         If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone confirmed in writing.

         6.  Indemnification and Contribution.

         (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any and all losses, claims, damages or liabilities, joint or several, to which any such Underwriter or controlling person may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereof, or in the Basic Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any


                                     - 11 -
                                                                    EXHIBIT 99.1

     Underwriter through the Representatives specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to the Basic Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities if it shall be established that such person did not receive a copy of the Final Prospectus, excluding documents incorporated therein by reference, at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission or the alleged untrue statement or omission of material fact was corrected in the Final Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 6. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
     Section 6 for any legal or other expenses subsequently incurred by such indemnified party unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding


                                     - 12 -
                                                                    EXHIBIT 99.1
     sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of paragraph (a) of this Section 6, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). An indemnifying party shall not be liable for any claim or action settled without its consent.

         (d) If the indemnification provided for in this Section 6 shall for any reason (other than as specified herein) be unavailable to an indemnified party under Section 6(a) or 6(b) in respect of any loss, claim, damage or liability, or action in respect thereof, referred to therein, then each indemnifying party will contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the parties from the offering of the Securities, the relative fault of the parties with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be determined in light of the relation of the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company to the total discounts or commissions received by the Underwriters with respect to such offering. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purposes of this
     Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), each Underwriter shall not be required to contribute any amount in excess of the amount by which the total discount or commission it received on the Securities exceeds the amount of any damages which it shall have otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute are several and not joint.


                                     - 13 -
                                                                    EXHIBIT 99.1

         7. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the Representatives may make arrangements satisfactory to the Company for the purchase of such Securities by other persons (including any of the Underwriters) but if no arrangements are made by the Closing Date the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bear to the aggregate amount of Securities set opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10 percent of the aggregate amount of Securities set forth in Schedule II hereto, the Representatives may make arrangements satisfactory to the Company for the purchase of such Securities by other persons (including any of the Underwriters) but if no arrangements are made by the Closing Date the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 7, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter pursuant to this Section 7.

         8. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statements as to the results thereof made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 6 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 4(g) and 6 hereof shall survive the termination or cancellation of this Agreement.

         9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) trading in any securities of the Company in the over-the-counter market shall have been suspended or (iii) a banking moratorium shall have been declared either by Federal, New York State or Oregon State authorities, or (iv) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the


                                     - 14 -
                                                                    EXHIBIT 99.1
financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market the Securities.

         10. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives or the Underwriters, will be mailed or delivered to the Representatives, at the address specified in Schedule I hereto (except that any notice to an Underwriter pursuant to Section 6 hereof shall be sent to it at its address specified in
Schedule II hereof); or, if sent to the Company, will be mailed or delivered to it at 1300 S. W. Fifth Avenue, Suite 3800, Portland, Oregon 97201, Attention:
Secretary.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and, to the extent provided in Section 6 hereof, to the benefit of the officers and directors and controlling persons referred to in Section 6 hereof, and no other person will have any right or obligation hereunder. The term "successor" shall not include any purchaser as such purchaser of any of the Securities from any Underwriter.

         12. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by them will be binding upon all the Underwriters.

         13. Other. Additional terms and conditions, if any, relating to the transactions herein contemplated may be set forth in Schedule I.


                                     - 15 -
                                                                    EXHIBIT 99.1

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                       Very truly yours,

                                       WILLAMETTE INDUSTRIES, INC.


                                       By: -------------------------------------
                                            Name:
                                            Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


[Name of Representative]


By: -------------------------------
    Name:
    Title:


For themselves and on behalf of each of the other Underwriters, if any, named in
Schedule II to the foregoing Agreement.


                                     - 16 -
                                                                    EXHIBIT 99.1

                                   SCHEDULE I




Underwriting Agreement dated:

Name(s) and address(es) of Representative(s):












Title, purchase price and description of Securities:

     Title:

     Principal amount:

     Purchase price (include accrued
      interest or amortization if
      applicable):

     Sinking fund provisions:

     Redemption provisions:

     Other provisions:

Closing Date, time and location:

Funds for payment of purchase price:

Delayed delivery arrangements:

     Fee:

     Minimum principal amount of each contract:

     Maximum aggregate principal amount of all contracts:

Jurisdictions in which Securities shall be qualified:

Additional terms and conditions:

Additional information covered by accountants' letter:

                                   SCHEDULE II


                                                               Principal amount
                                                                of Securities to
     Underwriter                   Address                      be purchased
     -----------                   -------                 ---------------------

                                                           $







                                                              -------------

                                               Total       $

                                  SCHEDULE III


                            Delayed Delivery Contract

                                                                  --------, 19--


Willamette Industries, Inc.
1300 S. W. Fifth Avenue, Suite 3800
Portland, Oregon  97201

Dear Sirs:

         The undersigned hereby agrees to purchase from Willamette Industries, Inc. (the "Company"), and the Company agrees to sell to the undersigned, as of the date hereof, for delivery on ---------, 19--, (the "Delivery Date"), $---------- in principal amount of the Company's (the "Securities") offered by the Company's prospectus dated -----------, 19--, as supplemented ---------------, 19-- (the "Final Prospectus"), receipt of a copy of which is hereby acknowledged, at a purchase price of ----- percent of the principal amount thereof, plus accrued interest, if any, thereon from ---------, 19--, to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

         Payment for the Securities to be purchased by the undersigned shall be made on or before ------------------- on the Delivery Date to or upon the order of the Company in ---------------- funds, at ------------- or at such other place as shall be agreed between the Company and the undersigned upon delivery to the undersigned of the Securities in definitive form and in such authorized denominations and registered in such names as the undersigned may request by written notice delivered to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

         The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Final Prospectus mentioned above, less any Securities sold pursuant to delayed delivery contracts. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

         This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

                                       Very truly yours,


                                       -----------------------------------------
                                       (Name of Purchaser)


                                       By---------------------------------------

                                          (Signature and Title of Officer)


                                       -----------------------------------------
                                           (Address)


                                       -----------------------------------------
                                       (Taxpayer Identification Number)


Accepted:

Willamette Industries, Inc.


By ------------------------
   (Authorized Signature)